                           SCHEDULE 14A INFORMATION
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

    Check the appropriate box:

   [_]  Preliminary Proxy Statement    [_]  Confidential, for Use of the Commission
                                          Only (as permitted by Rule 14a-6(e)(2))

   [X]  Definitive Proxy Statement

   [_]  Definitive Additional Materials

   [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     TCW CONVERTIBLE SECURITIES FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

   [_] Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------


      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      (3) Filing Party:

          ----------------------------------------------------------------------

      (4) Date Filed:

          ----------------------------------------------------------------------

[LOGO] TCW Convertible Securities
                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 South Figueroa Street
                         Los Angeles, California 90017

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be held on Thursday, July 18, 2002

   Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the "Fund") will be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, Thursday, July 18, 2002 at 2:00 P.M., Pacific Daylight Time, to consider and vote on the following matters:

    1. Election of nine directors to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

    2. Ratification of the selection of Deloitte & Touche, LLP as independent auditors for the Fund; and

    3. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

   May 31, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

June 4, 2002

------------------------------------------------------------------------------------------------------------

  It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

------------------------------------------------------------------------------------------------------------



                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 South Figueroa Street
                         Los Angeles, California 90017

                                PROXY STATEMENT

   The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the "Fund") in connection with the annual meeting of shareholders to be held on Thursday, July 18, 2002 at 2:00 P.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund's investment adviser (the "Adviser") or The Bank of New York, the Fund's transfer agent. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about June 10, 2002.

   The Fund's Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on May 31, 2002, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At May 31, 2002, 50,809,179 shares of Common Stock were outstanding and entitled to be voted. The Fund's Common Stock does not have cumulative voting rights. At
May 31, 2002, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

                     1. ELECTION OF THE BOARD OF DIRECTORS

   At the meeting, nine directors are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the nine nominees named below. The following schedule sets forth certain information regarding each nominee for election as director. The address of each individual, unless otherwise noted, is c/o TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, CA 90017.

Independent Directors

                                                                           Number of
                                                                           Portfolios
                        Term of Office                                      in Fund
Name, Address, Age and  and Length of        Principal Occupation(s)        Complex     Other Directorships
  Position with Fund     Time Served           During Past 5 Years          Overseen     held by Director
----------------------  --------------       -----------------------       ----------   -------------------
John C. Argue(70)        Term: Until   Chairman of the Rose Hill                29    Apex Mortgage Capital
444 South Flower Street  2003. Served  Foundation and the Amateur                     Inc. (real estate
Los Angeles, CA 90071    since 1997.   Athletic Foundation. Former Senior             investment trust), Avery
Director                               Partner and Of Counsel, Argue                  Dennison Corporation
                                       Pearson Harbison & Myers.                      (manufacturer of self-
                                                                                      adhesive Nationwide
                                                                                      Health Properties Inc.
                                                                                      (real estate investment
                                                                                      trust), TCW Galileo
                                                                                      Funds, Inc.

Norman Barker, Jr.(79)   Term: Until   Private Investor.                       29     ICN Pharmaceuticals,
9601 Wilshire Blvd.      2003. Served                                                 Inc., TCW Galileo
Beverly Hills, CA        since 1987.                                                  Funds, Inc.
90210
Director

Richard W. Call(77)      Term: Until   Private Investor. Former President      29     TCW Galileo Funds,
Director                 2003. Served  of The Seaver Institute (a private             Inc.
                         since 1987.   foundation).

Matthew K. Fong(48)      Term: Until   Of Counsel Sheppard, Mullin,            29     American National
333 South Hope Street    2003. Served  Richter & Hamilton since 1999.                 Title, Asia Demand
Los Angeles, CA          since 2001.   From 1995 to 1998, Mr. Fong                    Inc., Seismic Warning
90071                                  served as Treasurer of the State of            Systems Inc., TCW
Director                               California.                                    Galileo Funds, Inc.,
                                                                                      Vialta Inc.

                                                                        Number of
                                                                        Portfolios
                       Term of Office                                    in Fund
Name, Address, Age and and Length of       Principal Occupation(s)       Complex      Other Directorships
  Position with Fund    Time Served          During Past 5 Years         Overseen      held by Director
---------------------- --------------      -----------------------      ----------    -------------------

John A. Gavin(71)       Term: Until   Founder and Chairman of Gamma         29     Apex Mortgage Capital
Director                2003. Served  Holdings (international capital              Inc. (real estate
                        since 2001.   consulting firm). Member of the              investment trust), TCW
                                      Latin America Strategy Board of              Galileo Funds, Inc.,
                                      the Hicks, Muse, Tate & Furst.               Hotckis and Wiley
                                                                                   Funds, Causeway
                                                                                   Capital, International
                                                                                   Wire Group and
                                                                                   Claxson S.A. (Ibero-
                                                                                   American Media
                                                                                   Partners).

Patrick C. Haden(49)    Term: Until   General Partner, Riordan, Lewis &     29     Elkay Plastics Co., Inc.,
300 South Grand         2003. Served  Haden (venture capital firm).                Indy Mac Mortgage
Avenue                  since 2001.                                                Holdings (mortgage
Los Angeles, CA                                                                    banking), Tetra Tech,
90071                                                                              Inc. (environmental
Director                                                                           consulting), Bradshaw
                                                                                   International, Inc.,
                                                                                   TCW Galileo Funds,
                                                                                   Inc.

Charles A. Parker(67)   Term: Until   Private Investor.                     1      Horace Mann Educators
Director                2003. Served                                               Corp., trustee the
                        since 1988.                                                Burridge Center for
                                                                                   Research in Security
                                                                                   Prices (University of
                                                                                   Colorado).

Interested Directors*

                                                                       Number of
                                                                       Portfolios
                       Term of Office                                   in Fund
Name, Address, Age and and Length of      Principal Occupation(s)       Complex   Other Directorships
  Position with Fund    Time Served         During Past 5 Years         Overseen   held by Director
---------------------- --------------     -----------------------      ---------- -------------------
Ernest O. Ellison(71)   Term: Until   Private Investor, Vice Chairman,     1      The TCW Group, Inc.
  Chairman and          2003. Served  Trust Company of the West.
  President             since 1987.

Robert G. Sims(71)      Term: Until   Private Investor.                    1      The TCW Group, Inc.
  Director              2003. Served
                        since 1991.

--------
* Directors who are or may be deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Act"). Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., parent corporation of the Adviser. Mr. Sims is a director of The TCW Group, Inc.

Equity Ownership of Directors

   The following table sets forth the equity ownership of the directors in the Fund as of March 31, 2002. The code for the dollar range of equity securities owned by the directors is: (a) $1 to $10,000; (b) $10,001-$50,000; (c)
$50,001-$100,000; and (d) over $100,000.

                                               Aggregate Dollar Range of
                                               Equity Securities in All
                                                 Registered Investment
                              Dollar Range of    Companies Overseen by
                             Equity Securities   Director in Family of
       Name of Director         In the Fund      Investment Companies
       ----------------      ----------------- -------------------------
       Independent Directors
       John C. Argue........       (b)                   (d)
       Norman Barker, Jr....       (b)                   (d)
       Richard W. Call......       (d)                   (d)
       Matthew K. Fong......       None                  None
       John A. Gavin........       None                  None
       Patrick C. Haden.....       None                  None
       Charles A. Parker....       (b)                   (b)

       Interested Directors
       Ernest O. Ellison....       (d)                   (d)
       Robert G. Sims.......       (b)                   (b)

   All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

   The Board of Directors has not designated a nominating committee of the Board. Each Independent Director is a member of the Audit Committee. In addition, Mr. Sims is a member of the Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee also reviews compliance with the Fund's Code of Ethics by the executive officers, Directors and investment personnel of the Adviser. Mr. Sims, who is considered an "interested person" of the Fund under the Act by reason of being a director of the parent of the Adviser has been determined by the Board of Directors to be independent from management and the Fund. The Fund's Board of Directors determined that this relationship will not interfere with Mr. Sims' exercise of business judgment. Among the factors considered by the Board of Directors were the remoteness of the affiliation, Mr. Sims' previous Audit Committee experience and financial literacy. The Audit Committee held two meetings during the last fiscal year.

   The Fund's Board of Directors has adopted an Audit Committee Charter, a copy of which was filed with the proxy statement relating to the Fund's 2001 annual meeting. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund's independent public accountant, and has discussed with the Fund's independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and the Fund's independent public accountant, and discussed certain matters with the Fund's independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2001.

   During 2001, the Board of Directors held five meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee.

   The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Directors by the Fund for the fiscal year ended December 31, 2001.

                                                  Aggregate
                                                Compensation
                   Name of Independent Director From the Fund
                   ---------------------------- -------------
                        John C. Argue..........    $12,250
                        Norman Barker, Jr......     12,250
                        Richard W. Call........     12,250
                        Matthew K. Fong........      5,250
                        John A. Gavin..........      5,250
                        Patrick C. Haden.......      5,250
                        Charles A. Parker......     12,250

   The following table illustrates the compensation paid to Fund's Independent Directors for the calendar year ended December 31, 2001 by the Fund and the aggregate compensation paid to the Fund's Independent Directors by the Fund and TCW Galileo Funds, Inc. (the "Galileo Funds") for the same period (except for Mr. Parker who does not serve on the Board of Directors of the Galileo Funds). The compensation paid by the Galileo Funds is included solely because the Adviser, also serves as investment adviser to the Galileo Funds. The Independent Directors do not receive any pension or retirement benefits from the Fund or the Galileo Funds. The Interested Directors are omitted from this table because they receive no compensation from the Fund or the Galileo Funds.

         Name of                   Aggregate               Aggregate Cash
       Independent               Compensation           Compensation from the
        Director                 from the Fund        Galileo Funds and the Fund
       -----------               -------------        --------------------------
John C. Argue                       $12,250                    $50,750

Norman Barker, Jr.                   12,250                     50,750

Richard W. Call                      12,250                     50,750

Matthew K. Fong                       5,250                     43,750

John A. Gavin                         5,250                     23,750

Patrick C. Haden                      5,250                     23,750

Charles A. Parker                    12,250                     12,250

   The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

    Name and Position                        Principal Occupation                         Officer
      with the Fund                         During Past Five Years                    Age  Since
    -----------------                       ----------------------                    --- -------
Alvin R. Albe, Jr.        Executive Vice President and director, Trust Company of the 47   1998
Senior Vice President     West and TCW Asset Management Company; President and
                          director, the Adviser; President, TCW Galileo Funds, Inc.;
                          Executive Vice President, The TCW Group, Inc.

Kevin Hunter              Managing Director, Trust Company of the West, TCW Asset     43   1992
Senior Vice President     Management Company, and the Adviser.

Thomas E. Larkin, Jr.     Vice Chairman, The TCW Group, Inc., Trust Company of West,  62   1989
Senior Vice President     TCW Asset Management Company and the Adviser; Vice
                          Chairman of TCW Galileo Funds, Inc.

Hilary G. D. Lord         Managing Director, Chief Compliance Officer and Assistant   45   1988
Senior Vice President and Secretary, Trust Company of the West, TCW Asset Management
Assistant Secretary       Company, and the Adviser; Assistant Secretary, TCW Galileo
                          Funds, Inc.

  Name and Position                        Principal Occupation                           Officer
    with the Fund                         During Past Five Years                      Age  Since
  -----------------                       ----------------------                      --- -------

Thomas D. Lyon        Managing Director, Trust Company of the West, TCW Asset         43   1998
Senior Vice President Management Company and the Adviser. Prior to joining TCW in
                      1997, Mr. Lyon was a Vice President and a Portfolio Manager
                      with Transamerica Investment Services.

Michael E. Cahill     Managing Director, General Counsel and Secretary, Trust         51   1992
General Counsel and   Company of the West, TCW Asset Management Company, the
Assistant Secretary   Adviser and The TCW Group, Inc. Mr. Cahill is also Secretary of
                      Apex Mortgage Capital, Inc.

Philip K. Holl        Senior Vice President, Associate General Counsel and Assistant  52   1994
Secretary             Secretary, Trust Company of the West, TCW Asset Management
                      Company and the Adviser; Secretary, TCW Galileo Funds, Inc.;
                      Assistant Secretary, Apex Mortgage Capital, Inc.

David S. DeVito       Managing Director and Chief Financial Officer, Trust Company    39   2001
Treasurer             of the West, TCW Asset Management Company and the Adviser;
                      Treasurer, TCW Galileo Funds, Inc.; Controller and Chief
                      Financial Officer, Apex Mortgage Capital, Inc.

The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" the nominees under Proposal 1. Unmarked proxies will be so voted.

           2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

   Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Fund for the fiscal year ending December 31, 2002. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

   Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal year ended December 31, 2001 was $29,500.

   Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2001, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Fund for the fiscal year ended December 31, 2001.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte to the Fund, the Adviser, and entities controlling, controlled by or under common control with the Adviser that provide services to the Fund was $10,000 for the fiscal year ended December 31, 2001.

   The Audit Committee of the Board of Directors has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte's independence.

   The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" ratification of the independent auditors as provided under Proposal 2. Unmarked proxies will be so voted.

                               3. OTHER MATTERS

   The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                         VOTING AND OTHER INFORMATION

Voting Requirements

   For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions to withhold authority ("non-votes") or is marked with an abstention. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

   (a) Item 1-Election of Directors. The affirmative votes of a plurality of the votes cast at the meeting are required to elect each of the directors.
   (b) Item 2-Selection of Independent Auditors. The approval of a majority of the votes cast at the meeting is required for the ratification of the selection of independent auditors.

   Based on the Fund's interpretation of Maryland law, it is the policy of the Fund that abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 2. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund's shares. Shares represented by improperly marked proxy cards will be treated as abstentions.

Other Information

   Investment Adviser:        TCW Investment Management Company, 865 South
                              Figueroa Street, Los Angeles, California 90017.

   Administrator:             Investors Bank & Trust Company, 200 Clarendon
                              Street, Boston, Massachusetts 02116.

Shareholder Proposals

   The Fund holds annual meetings of shareholders. A shareholder's proposal intended to be presented at the Fund's 2003 Annual Meeting of Shareholders must be received by January 18, 2003, in order to be included in the Fund's proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2003 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement must notify the Secretary of the Fund in writing of such proposal by April 3, 2003. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Adjournment

   In the event the necessary quorum to transaction business at the meeting is not obtained by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

June 4, 2002


 Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS
 REQUIRED if mailed in the United States.


 A copy of the Fund's Annual Report for the year ended December 31, 2001 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                                   P R O X Y

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, on Thursday, July 18, 2002, at 2:00 P.M., Pacific Daylight Time.

   The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

   Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1 and FOR Proposal 2.

                      (Continued and to be signed and dated on the other side.)

                                      TCW CONVERTIBLE SECURITIES FUND, INC.
                                      P.O. BOX 11459
                                      NEW YORK, N.Y. 10203-0459

     (1) Election of Directors FOR all nominees    WITHHOLD     *EXCEPTIONS
                                 listed below      AUTHORITY
                                     [_]        to vote for all     [_]
                                                   nominees
                                                 listed below
                                                      [_]

   Nominees: Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker, Robert G. Sims

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exceptions ______________________________________________________________

   (2) Proposal to ratify the selection of Deloitte & Touche LLP as the Fund's Independent auditors.

                  FOR  [_]     AGAINST  [_]     ABSTAIN  [_]

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                                                  Dated _________, 2002

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